SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 30, 1999


                             Cowlitz Bancorporation
             (Exact Name of Registrant as specified in its charter)

                                   Washington
                 (State or Other Jurisdiction of Incorporation)

                0-23881                                    91-152984
        (Commission File Number)                    (IRS Identification No.)

927 Commerce Ave., Longview, Washington                      98632
(Address of Principal Executive Office)                  (Postal Code)

                                 (360) 423-9800
               (Registrant's telephone number including area code)


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         (99)     Press Release dated March 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COWLITZ BANCORPORATION



Date:  March 30, 1999                      By:      /s/ Charles Jarrett
                                                    Charles Jarrett
                                                    President